UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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3CI COMPLETE COMPLIANCE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3CI COMPLETE COMPLIANCE CORPORATION

1517 W. NORTH CARRIER PARKWAY #104

GRAND PRAIRIE, TEXAS 75050

(972) 375-0006

August 11, 2004

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of 3CI Complete Compliance Corporation (the “Company”) to be held at the Dallas/Fort Worth Airport Marriott South Hotel located at 4151 Centreport Drive, Fort Worth, Texas 76155, at 11:00 a.m., central daylight savings time, on Tuesday, September 7, 2004. At this meeting you will be asked to:

(i)                  Elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

(ii)               Approve the Company’s 2004 Stock Incentive Plan;

(iii)            Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters and the procedures for voting your shares are discussed in the accompanying Notice of Annual Meeting and Proxy Statement.

The directors urge each stockholder, whether or not intending to attend the meeting in person, to execute the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not prevent a stockholder from voting in person at the meeting.

Sincerely,

/s/ Mark C. Miller

Mark C. Miller
Chairman of the Board

3CI COMPLETE COMPLIANCE CORPORATION

1517 W. North Carrier Parkway #104

Grand Prairie, Texas 75050-1288

(972) 375-0006

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 7, 2004

The annual meeting of stockholders of 3CI Complete Compliance Corporation, a Delaware corporation (the “Company”), will be held at 11:00 a.m., central daylight savings time, on September 7, 2004, at the Dallas/Fort Worth Airport Marriott South Hotel located at 4151 Centreport Drive, Fort Worth, Texas 76155, for the following purposes:

(i)                  To elect five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

(ii)               To approve the Company’s 2004 Stock Incentive Plan.

(iii)            To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on August 11, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only those stockholders of record on that date will be entitled to notice of and to vote at the meeting.

A complete list of the stockholders entitled to vote at the meeting will be open for inspection at the Company’s offices during normal business hours by any stockholder, for any purpose related to the meeting, for a period of ten days before the meeting.

Your participation in the Company’s affairs is important. To insure your representation, whether or not you expect to be present at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage prepaid envelope that has been provided for your convenience. Stockholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors,

/s/ Otley L. Smith III

Otley L. Smith III
President

August 11, 2004

3CI COMPLETE COMPLIANCE CORPORATION

1517 W. North Carrier Parkway #104

Grand Prairie, Texas 75050

(972) 375-0006

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 7, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of 3CI Complete Compliance Corporation (the “Company”) for use at the Company’s annual meeting of stockholders to be held at the Dallas/Fort Worth Airport Marriott South Hotel located at 4151 Centreport Drive, Fort Worth, Texas 76155, at 11:00 a.m., central daylight savings time, on Tuesday, September 7, 2004 (the “Annual Meeting”), and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to the Company’s stockholders on or about August 16, 2004.

The purpose of the Annual Meeting is to consider and act upon (i) the election of five directors, (ii) the approval of the Company’s 2004 Stock Incentive Plan and (iii) such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Company will bear all costs of solicitation of proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

REVOCABILITY OF PROXIES

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised, by delivering to the Secretary of the Company at its principal executive offices located at 1517 W. North Carrier Parkway #104, Grand Prairie, Texas 75050, a written notice of revocation or another duly executed proxy bearing a later date. A stockholder also may revoke his or her proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

RECORD DATE, VOTING AND SHARE OWNERSHIP

Only holders of record of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), at the close of business on August 11, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Each share of Common Stock is entitled to one vote. On the Record Date, there were 9,739,611 shares of Common Stock outstanding and entitled to vote.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast will constitute a quorum for the transaction of business at the Annual Meeting. A proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. All shares represented by valid proxies, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the five persons named under “Election of Directors,” (ii) FOR the approval of the Company’s 2004 Stock Incentive Plan and (iii) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Annual Meeting. A stockholder marking the proxy “Abstain” will not be counted as voting in favor of or against the particular proposals from which the stockholder has elected to abstain.

If a quorum exists, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of directors (Proposal One). There are no cumulative voting rights for the election of directors. All other matters that properly come before the Annual Meeting must receive the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

Votes cast at the Annual Meeting will be tabulated by a duly appointed inspector of election. The inspector will treat shares represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector will treat shares represented by “broker non-votes” as present for purposes of determining a quorum, although such shares will not be voted on any matter for which the record holder of such shares lacks authority to act. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners of persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity; and (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

Abstentions and broker non-votes will have no effect on the voting for the election of directors, which requires the affirmative vote of a plurality of the votes cast on the proposal.

PROPOSAL ONE

TO ELECT FIVE DIRECTORS

Nominees

At the Annual Meeting, five nominees are to be elected to the Board, each director to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named on the proxy and described below, the shares represented by your proxy will be voted for the election of the five nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable.

Certain information with respect to the nominees is set forth below:

				COMMON STOCK BENEFICIALLY OWNED(1)
NAME	POSITION	AGE	DIRECTOR SINCE	SHARES		PERCENT OF CLASS(2)
Stephen B. Koenigsberg (3)(4)(5)	Director	57	2003	—		—
Kevin J. McManus (3)(5)	Director	60	2003	—		—
Mark C. Miller (6)	Director	48	1998	14,328,504	(7)	81.9%
Frank J. M. ten Brink	Director	47	1998	14,328,504	(8)	81.9%
Anthony J. Tomasello (4)	Director	57	1998	14,328,504	(9)	81.9%

* Less than one percent.

(1)          Includes all shares of Common Stock with respect to which each person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or direct voting of such shares, or to dispose or direct the disposition of such shares.

(2)          Based on 9,739,611 shares of Common Stock outstanding on the Record Date, plus for each beneficial owner, those number of shares of Common Stock underlying options or warrants exercisable within 60 days of the Record Date held by such director.

(3)          Member of the Audit Committee

(4)          Member of the Compensation Committee

(5)          Member of the Special Committee (See “Other Information” for a description of the Special Committee)

(6)          Chairman of the Board

(7)          Mr. Miller is an officer and director of Stericycle and WSI, and therefore may be deemed to be the beneficial owner of shares of Common Stock owned by WSI and Stericycle.  However, Mr. Miller specifically disclaims any beneficial ownership of such shares of Common Stock

(8)          Mr. ten Brink is an officer of Stericycle and WSI, and therefore may be deemed to be the beneficial owner of shares of Common Stock owned by WSI and Stericycle.  However, Mr. ten Brink specifically disclaims any beneficial ownership of such shares of Common Stock.

(9)          Mr. Tomasello is an employee and former officer of Stericycle, and therefore may be deemed to be the beneficial owner of shares of Common Stock owned by WSI and Stericycle.  However, Mr. Tomasello specifically disclaims any beneficial ownership of such shares of Common Stock.

Stephen B. Koenigsberg has served as a Director of the Company since July 2003.  Mr. Koenigsberg is currently a consultant in the health care industry.  Mr. Koenigsberg has served as Chief Financial Officer of various hospitals and President of State Sales and Service Corporation, a $52 million distribution company headquartered in Baltimore, Maryland, where he was involved in various acquisitions and international marketing. Prior to that, he served as Vice President of Finance and Systems for the Good Samaritan Hospital, the University of Maryland Hospital and Bon Secours Hospital. He also previously served as a staff accountant with Ernst & Ernst. Mr. Koenigsberg has served with national trade associations, including American

Amusement Machine Association and Amusement and Music Operators of America, AAMA Charitable Foundation and the Maryland Governor’s task force to reinvent hospital rate reviews. He received a B.S. in accounting from the University of Maryland and an M.B.A. from Loyola College in Baltimore, Maryland.

Kevin J. McManus has served as a Director of the Company since July 2003. Mr. McManus serves as Vice President-Services of New England Health Enterprises, Inc., which is an owner and operator of fixed-site MRI facilities and mobile stereotactic biopsy services located in Concord, Massachusetts. Mr. McManus also acts as Treasurer and Director of Business Planning and Development and Financial Management of New England Health Enterprises. Mr. McManus also served as Chief Financial Officer of Saints Memorial Health Systems in Lowell, Massachusetts, during which he was involved in the merger of St. Joseph’s and St. John’s Hospitals in Lowell, Massachusetts, directed the process to obtain a $78 million tax-exempt bond and unified the entity’s financial functions after the mergers. He has served as Senior Vice President for Finance and Treasurer for Saint Vincent Healthcare Systems, Inc., a 578-bed acute care hospital in Worcester, Massachusetts with associated 530-bed nursing homes, Newton-Wellesley Hospital in Newton, Massachusetts and Charles Choate Memorial Hospital in Woburn, Massachusetts. Mr. McManus has served on the Mass Hospital Association in various capacities from 1976 through 1990, the Healthcare Financial Management Association and the Action Community Housing Corporation. He received an M.B.A. from Northeastern University.

Mark C. Miller has served as a Director of the Company since October 1998. Mr. Miller has served as President and Chief Executive Officer and a Director of Stericycle since May 1992. From May 1989 until he joined Stericycle, Mr. Miller served as Vice President for the Pacific, Asia and Africa in the International Division of Abbott Laboratories, which he joined in 1976, and where he held a number of management and marketing positions. He is a Director of Ventana Medical Systems, Inc., a supplier of automated diagnostic systems, and Lake Forest Hospital. Mr. Miller received a B.S. in computer science from Purdue University.

Frank J. M. ten Brink has served as a Director of the Company since October 1998. Mr. ten Brink has served as Stericycle’s Vice President, Finance and Chief Financial Officer since June 1997. From 1991 until 1996, he served as Chief Financial Officer of Hexacomb Corporation, and from 1996 until joining Stericycle, he served as Chief Financial Officer of Telular Corporation. Prior to 1991, Mr. ten Brink held various financial management positions with Interlake Corporation and Continental Bank of Illinois. He received a B.B.A. in international business and an M.B.A. in finance from the University of Oregon.

Anthony J. Tomasello has served as a Director of the Company since October 1998. Mr. Tomasello has served as Stericycle’s Executive Vice President and Chief Technical Officer since January 1999 and previously had served as Vice President, Operations, since August 1990. For eight years prior to joining Stericycle, Mr. Tomasello was President and Chief Operating Officer of Pi Enterprises and Orbital Systems, companies providing process and automation services. Mr. Tomasello received a B.S. in mechanical engineering from the University of Pittsburgh.

Required Vote

The five nominees for election as directors who receive the greatest number of votes will be elected as directors. The Board recommends that the stockholders vote for the election of each of the nominees listed above. Waste Systems, Inc. (“WSI”), which is the record owner of 58.0% of the issued and outstanding shares of Common Stock, and Stericycle, which owns all of the capital stock of WSI, and directly and through WSI owns 67.5% of the issued and outstanding shares of Common Stock, intend to vote their shares in favor of the nominees listed above.

PROPOSAL TWO

TO APPROVE THE COMPANY’S 2004 STOCK INCENTIVE PLAN

On July 8, 2004, the Board voted to approve a new stock plan, the Company’s 2004 Stock Incentive Plan (the “2004 Plan”), to supplement and ultimately replace the Company’s 1992 Stock Option Plan (the “1992 Plan”).

The purposes of the 2004 Plan are (i) to promote the long-term interests of the Company and its stockholders by strengthening the Company’s ability to attract, motivate and retain key personnel and (ii) to provide additional incentive for those persons through stock ownership and other incentives to improve operations, increase profits and strengthen the mutuality of interest between those persons and the Company. The Company believes that the granting of stock options and other awards will serve as partial consideration for and give well-qualified employees, non-employee directors and others an additional inducement to remain in the service of the Company and provide them with an increased incentive to work for the Company’s success.

Summary of the 2004 Plan

This summary is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached hereto as Exhibit A.  The 2004 Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2004 Plan shall be 500,000 and the maximum number of shares of Common Stock that may be subject to awards to any one person under the 2004 Plan may not exceed 195,000 shares, subject, in each case, to equitable adjustment upon the occurrence of any stock dividend, stock split, combination, reclassification or similar change in the capital structure of the Company without consideration.

Administration and Eligibility.  The 2004 Plan would be administered by a committee appointed by the Board or if no such committee is selected, then by the Board itself (the “Committee”), which selects the participants to be granted awards under the 2004 Plan, determines the amount of grants to participants and prescribes discretionary terms and conditions of each award not otherwise fixed under the 2004 Plan.  The Board has designated Messrs. McManus and Koenigsberg, the Company’s two Outside Directors as defined under Section 162(m) of the Code, as the members of the Committee with respect to the granting of awards to those persons defined as Covered Persons under the 2004 Plan, until either or both of such individuals are removed by the Board or resign.  For all other grants of awards under the 2004 Plan, the Committee may consist of persons designated by the Board to administer the 2004 Plan, or if none are appointed, the Board itself.  Awards under the 2004 Plan other than Incentive Stock Options may be granted to the Company’s employees, officers, directors and consultants.  Incentive Stock Options may only be granted to the Company’s employees.  No stock options shall be granted under the Plan until an employee achieves his or her performance criteria as established by the Board or the Committee from time to time.  As of the date hereof, no awards have been granted under the 2004 Plan, and future awards cannot be quantified or estimated.

Stock Options.  Incentive Stock Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date of grant.  If an Incentive Stock Option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company’s stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.  In the Committee’s sole discretion, Nonqualified Options may be granted with an exercise price less than 100%, but no less than 85%, of the fair market value of the Common Stock on the date of grant, but not less than 85% of the fairmarket value.

The aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a participant under the 2004 Plan during any calendar year may not exceed $100,000. Stock options granted under the 2004 Plan have a maximum term fixed by the Committee, not to exceed five years from the date of grant. Stock options become exercisable during their terms in the manner determined by the Committee and as set forth in the applicable stock option agreement. Stock options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of a participant they may be exercised only by the participant.

Restricted Stock Awards. The Committee may grant shares of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion (“Restricted Stock”), which terms, conditions and restrictions shall be set forth in the instrument evidencing the Restricted Stock award.  The Committee may provide that the forfeiture restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee.  The grantee of a Restricted Stock award shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise, (i) the grantee shall not be entitled to delivery of the Common Stock certificate until the applicable forfeiture restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the forfeiture restrictions have expired, (iii) the grantee may not transfer the Common Stock until the forfeiture restrictions have expired and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock agreement shall cause a forfeiture of the Restricted Stock award.

                The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.  However, the Committee may not waive the repurchase or forfeiture period with respect to a Restricted Stock award that has been granted if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

Amendment and Termination of the Plan.    The 2004 Plan may be amended, terminated or suspended by the Board at any time.  The 2004 Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2004 Plan may extend beyond that date in accordance with their terms.

Federal Income Tax Consequences

The following description is a summary, and not a comprehensive description, of certain federal income tax consequences relating to awards that the Company may grant under the 2004 Plan. The description does not address all tax consequences that may apply to an award or specific tax consequences that may apply to a participant who receives an award because of the participant’s individual circumstances. The description is based on current statutes, regulations and interpretations, all of which are subject to change, and any change of which may have a significant effect on the following description. The description does not include state or local income tax consequences, which also may be significant.

Incentive Stock Options.  Generally, neither a participant nor the Company will have any federal income tax consequences resulting from the grant to the participant of an Incentive Stock Option. The participant’s exercise of an Incentive Stock Option also will not result in any federal income tax consequences to the participant or the Company, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Stock Option, as of the date of exercise, over the option exercise price will be included in the participant’s taxable income for alternative minimum tax purposes.

If a participant disposes of the shares of Common Stock acquired upon exercise of an Incentive Stock Option, the federal income tax consequences will depend upon how long the participant had held the shares of Common Stock. If the participant does not dispose of the shares of Common Stock within two years after the Incentive Stock Option was granted, or within one year after the participant exercised the Incentive Stock

Option (the “Applicable Holding Periods”), then the participant will recognize a long-term capital gain or loss. If the Applicable Holding Periods are not satisfied, then any gain realized from the disposition of such stock will be taxable as ordinary compensation income in the year in which the disposition occurs to the extent that, in general, the fair market value of such stock on the date of exercise exceeds the option exercise price. The balance of any gain will be characterized as a capital gain.

If the Applicable Holding Periods are satisfied, the Company will not receive a tax deduction. If the Applicable Holding Periods are not satisfied, the Company will receive a tax deduction to the extent, and at the time, that the participant realizes ordinary compensation income.

Nonqualified Options.  Neither a participant nor the Company will have any federal income tax consequences as a result of the grant to the participant of a Nonqualified Stock Option. Generally, when the participant exercises a Nonqualified Stock Option, the participant will recognize ordinary compensation income to the extent that the fair market value of the stock on the date of exercise exceeds the option exercise price, and the Company will receive a tax deduction in an equal amount.

Restricted Stock.  Generally, neither a participant nor the Company will have any federal income tax consequences as a result of a grant to the participant of Restricted Stock. If, however, the participant elects within 30 days after the grant date to recognize income, then the participant will recognize as of the grant date ordinary compensation income equal to the excess of the fair market value of the Restricted Stock as of the grant date over the amount paid by the participant for the Restricted Stock. If the participant does not elect to recognize income as of the grant date, then, when the restrictions on the Restricted Stock lapse and the Restricted Stock vests, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the Restricted Stock at such time over the amount paid by the participant for the Restricted Stock. If the participant does not make an election to recognize income and the Company makes a distribution with respect to the Restricted Stock, such as a dividend payment, before the Restricted Stock vests, the participant also will recognize ordinary compensation income, rather than dividend income, equal to the amount of the distribution. The Company will receive a tax deduction to the extent, and at the time, that the participant realizes ordinary compensation income with respect to Restricted Stock.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 covering the issuance of shares of Common Stock under the 2004 Plan with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2004 Plan by the Company’s stockholders.

Required Vote

The approval of the 2004 Plan requires the affirmative vote of not less than a majority of the votes cast at the Annual Meeting.  The Board recommends that the stockholders vote for approval of the 2004 Plan.  WSI and Stericycle intend to vote their shares in favor of the 2004 Plan.

OTHER INFORMATION

Board and Committee Activity, Structure and Compensation

The Company’s business is under the direction of the Board and its committees. The Board establishes corporate policies, approves major business decisions and monitors the performance of the Company’s management. The Company’s full-time officers and executive employees perform the Company’s day-to-day management functions and operating activities. The Board met three times during the fiscal year ended September 30, 2003, and all directors attended 75% or more of the meetings. The Board currently has appointed three committees: the Audit Committee, the Compensation Committee and the Special Committee.

Audit Committee. The functions of the Audit Committee include meeting with independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company’s independent accountants, approves services provided by the independent public accountants before those services are rendered and evaluates the possible effect the performance of those services will have on the accountants’ independence. The Board has adopted a written charter for the Audit Committee effective January 22, 2001, a copy of which was attached to the Company’s proxy statement filed with the SEC on April 2, 2001. The Audit Committee met three times during the 2003 fiscal year and was composed of Frank J. M. ten Brink, David J. Schoonmaker and Robert M. Waller until July 10, 2003, when David J. Schoonmaker was replaced on the Audit Committee by Stephen B. Koenigsberg, and Frank J. M. ten Brink was replaced on the Audit Committee by Kevin J. McManus. Mr. Waller continued as a member of the Audit Committee until his resignation from the Board on March 11, 2004.  All of the current members of the Audit Committee are independent in accordance with the existing requirements of NASDAQ’s listing standards. On September 4, 2003, the Board determined that Kevin J. McManus, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as that term is defined in SEC Release No. 33-8177. Mr. McManus is independent of the Company’s management and majority stockholders.

Compensation Committee. The Compensation Committee recommended to the Board the compensation for the Company’s executive officers, administers and made awards under the Company’s compensation plans and monitored and made recommendations with respect to the Company’s various employee benefit plans.  The Compensation Committee met once during the 2003 fiscal year and was composed of Messrs. Schoonmaker, Waller and Tomasello, until July 10, 2003, when Mr. Schoonmaker was replaced on the Compensation Committee by Kevin J. McManus.  Mr. Waller continued as a member of the Compensation Committee until his resignation from the Board on March 11, 2004. Mr. McManus was replaced on the Compensation Committee by Mr. Koenigsberg in July 2004.

Special Committee.  The Special Committee was established by the Board on September 4, 2003, to act on behalf of the Company in connection with the Company’s dispute with WSI and Stericycle as to the appropriate conversion rate of the Preferred Stock. As of January 8, 2004, the Board expanded the authority of the Special Committee such that the Special Committee has the exclusive power and authority on behalf of the Company to (i) make all inquiries, conduct all investigations and gather all information related to the Louisiana Suit, the 1995 Action and the 2003 Action (all as hereinafter defined), or any actions or proceedings related to any of the foregoing; (ii) make or approve all decisions of the Company related to the Louisiana Suit, the 1995 Action and the 2003 Action, including the Company’s filing, amending, maintaining, prosecuting or settling of any legal proceedings related to such suits; and (iii) exercise such other power and authority that may be exercised by the full Board with regard to the foregoing. The Special Committee did not meet during the 2003 fiscal year and was composed of Messrs. McManus, Waller and Koenigsberg, who are the independent directors on the Board not affiliated with Stericycle or WSI.  At the time of his resignation from the Board, the Audit Committee and the Compensation Committee on March 11, 2004, Mr. Waller also resigned from the Special Committee.  See Certain Relationships and Related Transactions.

Nominating Committee.  The Board has not appointed a nominating committee. The Board has determined that, given the Company’s relatively small size, and that there have historically been few vacancies on the Board, the function of a nominating committee can be performed by the Board as a whole without unduly burdening the duties and responsibilities of the individual directors. The Board does not currently have a charter or written policy with regard to the nominating process. The nominations of the directors standing for election at the Annual Meeting were unanimously approved by the Board.

The Board evaluates each potential nominee in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment. As determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily a dynamic and evolving process, the Board believes that it is not always in the best interests of the Company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in the context of the needs of the Company at a particular point in time. Accordingly, the Board reserves the right to consider those factors it deems relevant and appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In determining whether to recommend a director for re-election, the Board also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. As a matter of practice when evaluating a potential director nominee, the Board considers the nominee’s character, judgment, independence, financial or business acumen, diversity of experience and ability to represent and act on behalf of all stockholders.

At this time, we do not have a formal policy with regard to the consideration of any director nominees recommended by the Company’s stockholders because the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be unduly burdensome. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Any stockholder nominations proposed for consideration should include the nominee’s name and qualifications for Board membership and should be addressed to the Company at 1517 W. North Carrier Parkway #104, Grand Prairie, Texas 75050-1288, Attention: Chief Executive Officer.

Director Compensation

During the fiscal year ended September 30, 2003, directors who are officers or employees of the Company, or who are affiliated with Stericycle, received no compensation for their services as members of the Board. During the 2003 fiscal year, Messrs. Koenigsberg, McManus, Schoonmaker and Waller, the Company’s outside directors during the 2003 fiscal year, each were paid $2,000 plus expenses for each Board meeting they attended and $500 plus expenses for each committee meeting that they attended. In July 2004, the Company also paid to David Schoonmaker a $5,000 honorarium for past services to the Board and the Company.  In July 2004, the Company paid to Messrs. Koenigsberg and McManus $7,500 for their service on the Special Committee for the 2004 fiscal year.  Each of Messrs. Koenigsberg and McManus will also be paid $750 for his attendance at Special Committee meetings held on or after June 1, 2004.

Executive Officers

The following are the current executive officers of the Company, their age, positions with the Company and the periods during which they have served in such positions:

NAME	AGE	POSITION	OFFICER SINCE
Otley L. Smith III	55	President and Chief Executive Officer	2000

Donald P. Zima	72	Chief Financial Officer, Secretary and Treasurer	2003

The Company’s executive officers are subject to annual appointment by the Board.  Messrs. Miller, ten Brink and Tomasello serve as directors of the Company as nominees of WSI and Stericycle.  There are no other arrangements or understandings with respect to the selection of officers and directors, and there are no family relationships between any of such persons. In June 2003, James A. Cole resigned as Chief Financial Officer of the Company.  Donald P. Zima was appointed as Chief Financial Officer of the Company in September 2003.

Otley L. Smith III has served as the Company’s President and Chief Executive Officer since June 2000 and served as a Director of the Company from June 2000 until July 2003.  From 1998 until 2000, he served as a consultant to businesses in the medical waste industry. In 1986, he founded Med-Compliance Services, Inc. and served as President until 1998. In 1995, he founded Technology 2100, Inc. and managed the development of a new medical waste treatment technology that was approved for use by the U.S. Environmental Protection Agency (under the Federal Insecticide, Fungicide, and Rodenticide Act) and several states. For the past 10 years Mr. Smith has served as an industry representative in public sector initiatives to standardize medical waste management regulations in several southwestern states.

Donald P. Zima has served as the Company’s Chief Financial Officer, Secretary and Treasurer since September 2003. Prior to joining the Company, Mr. Zima served as Vice President and Chief Financial Officer for Scherer Healthcare, Inc., a provider of waste management services and consumer healthcare products, from 2000 until its acquisition by Stericycle in January 2003.  Mr. Zima remains an employee of Stericycle. From 1997 through 1999, he served as Chief Financial Officer for Sybra, Inc., and in 1996, he served as financial manager for ACOG.  From 1992 to 1995, he served as Vice President of Finance for Law Companies Group, Inc. Mr. Zima worked in public accounting as an employee and with his own firms from 1957 until 1990.

Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth as of the Record Date the number of shares of Common Stock beneficially owned by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each current director and executive officer and (iii) all directors and executive officers as a group. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned.

NAME	NUMBER OF SHARES(1)		PERCENTAGE OF CLASS

Waste Systems, Inc.(2)	13,395,734		76.6%
28161 N. Keith Drive
Lake Forest, Illinois 60045

Stericycle, Inc (2)	14,328,504		81.9%
28161 N. Keith Drive
Lake Forest, Illinois 60045

Otley L. Smith III (3)	85,000		*

Donald P. Zima	—		—

Stephen B. Koenigsberg	—		—

Kevin J. McManus	—		—

Mark C. Miller	14,328,504	(4)	81.9%

Frank J. M. ten Brink	14,328,504	(5)	81.9%

Anthony J. Tomasello	14,328,504	(6)	81.9%

All directors and executive officers as a group (7 persons)(3)	85,000		*

(*)                                 Less than 1 percent

(1)           Includes all shares of Common Stock with respect to which each person or entity directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or direct voting of such shares or to dispose or direct the disposition of such shares. Includes shares issuable upon exercise of stock options exercisable within 60 days of the Record Date and shares that will be issued upon conversion of the Preferred Stock. See the discussion under “Related Party Transactions” regarding additional shares of Common Stock that will be issued upon conversion of the Preferred Stock.

(2)           An Amended Schedule 13D filed with the SEC on May 9, 2002 (the “Amended Schedule 13D”), reflects that WSI is the beneficial owner of 5,104,448 shares of Common Stock. The Amended Schedule 13D reflects that Stericycle owns 100% of WSI. The number of shares shown above assumes the conversion of the shares of Preferred Stock owned by WSI into 7,750,000 shares of Common Stock and includes 541,286 shares which WSI acquired via the exercise of warrants on December 19, 2002. Additionally, the Amended Schedule 13D reflects that Stericycle directly owns 932,770 shares of Common Stock. Including the shares of Common Stock held directly by Stericycle and those shares of the Company’s capital stock held through WSI, and assuming conversion of the outstanding shares of Preferred Stock at a ratio of 1-to-1, Stericycle is the beneficial owner of 81.9% of the Common Stock. Without the assumed conversion of the shares of Preferred Stock owned by WSI, Stericycle directly and through WSI owns 67.5% of the issued and outstanding shares of Common Stock.  See the discussion under “Related Party Transactions” regarding additional shares of Common Stock that will be issued upon conversion of the Preferred Stock.

(3)           Includes 75,000 shares issuable upon the exercise of stock options exercisable within 60 days of the Record Date.

(4)           Mr. Miller is an officer and director of Stericycle and WSI, and therefore may be deemed to be the beneficial owner of shares of Common Stock owned by WSI and Stericycle.  However, Mr. Miller specifically disclaims any beneficial ownership of such shares of Common Stock

(5)           Mr. ten Brink is an officer of Stericycle and WSI, and therefore may be deemed to be the beneficial owner of shares of Common Stock owned by WSI and Stericycle.  However, Mr. ten Brink specifically disclaims any beneficial ownership of such shares of Common Stock.

(6)           Mr. Tomasello is an employee and former officer of Stericycle, and therefore may be deemed to be the beneficial owner of shares of Common Stock owned by WSI and Stericycle.  However, Mr. Tomasello specifically disclaims any beneficial ownership of such shares of Common Stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to the cash compensation awarded to, earned by or paid to the Company’s executive officers earning in excess of $100,000 during the fiscal year ended September 30, 2003 for services rendered to the Company during the fiscal years ended September 30, 2003, 2002 and 2001.

		ANNUAL COMPENSATION		LONG TERM COMPENSATION AWARDS
NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS	SECURITIES UNDERLYING OPTIONS/SARS(#)	OTHER COMPENSATION

Otley L. Smith III,	2003	$125,000	$20,000	—	$18,000	(1)
President and Chief Executive Officer	2002	$125,000	$20,000	—	—
	2001	$125,000	—	—	—

(1)           Mr. Smith received this amount to cover certain housing expenses in Dallas, Texas.

Description of the 1992 Stock Option Plan

In January 1992, the 1992 Plan was adopted by the Board and approved by the Company’s stockholders. The purpose of the 1992 Plan is to provide additional incentive to the officers and employees of the Company who are primarily responsible for the management and growth of the Company. Each option granted pursuant to the 1992 Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. The following description of the 1992 Plan is only a summary; it does not purport to be a complete or detailed description of all of the provisions of the 1992 Plan. A copy of the 1992 Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company’s principal executive offices.

The 1992 Plan provides that options may be granted with respect to a total of 500,000 shares of Common Stock. The exercise price of each option is determined by the Board, but may not be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted in the case of an incentive stock option, nor less than 75% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company’s stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

The Board, in its discretion, fixes the term of each option, provided that the maximum term of each option shall be 10 years. Options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company expire not more than five years after the date of grant. The 1992 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment. An option may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by him. The aggregate fair market value (determined at the time the option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year may not exceed $100,000. The Board may impose any other conditions to exercise as it deems appropriate.

Option Grants in Last Fiscal Year

There were no options granted to the Company’s executive officers during the fiscal year ended September 30, 2003.

2003 Option Exercises and Year-End Option Values

The following table provides certain information regarding unexercised options to purchase shares of Common Stock granted by the Company to the Company’s executive officers earning in excess of $100,000 during the fiscal year ended September 30, 2003. No executives exercised any options to purchase Common Stock during the 2003 fiscal year.

	NUMBER OF UNEXERCISED OPTIONS/SARS AT FISCAL YEAR-YEAR(#)		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT FISCAL YEAR-YEAR(#)(1)
NAME	Exercisable	Non-Exercisable	Exercisable	Non-Exercisable

Otley L. Smith III	75,000	0	—	—

(1)                                  The per share exercise price ($0.33) of Mr. Smith’s options to purchase 75,000 shares of Common Stock exceeded the per share closing price ($0.30) of the Common Stock on the OTC Bulletin Board on September 30, 2003, and accordingly, none of Mr. Smith’s stock options were in the money at fiscal year end.

Equity Compensation Plan Information

The following table sets forth information about the Common Stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of September 30, 2003, including the 1992 Plan. The 1992 Plan has been approved by the Company’s stockholders.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN(a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	255,000	$0.47	245,000
Equity compensation plans not approved by security holders	—	—	—
Total	255,000	$0.47	245,000

Employment Agreement

Mr. Smith serves as the Company’s President pursuant to a letter agreement executed on June 6, 2000 (the “Smith Employment Agreement”). Pursuant to the Smith Employment Agreement, Mr. Smith receives a base salary of $125,000 annually and was granted an option to purchase 75,000 shares of Common Stock at an exercise price of $0.33 per share on June 8, 2000, of which 25,000 shares vested after one year with the remaining 50,000 shares vesting evenly over the next two years. Also, as an additional incentive, Mr. Smith is eligible for an annual bonus of up to $40,000 based on the Company achieving certain goals related to earnings and cash flow.  Mr. Smith earned a bonus of $20,000 during the 2003 fiscal year, but has not yet been paid this bonus.

Other than as set forth above, there are no compensatory plans or arrangements with respect to any individual named in the Summary Compensation Table above or otherwise which would result from the resignation, retirement or other termination of such individual’s employment with the Company or a change in control.

Compensation Committee Interlocks and Insider Participation

During the 2003 fiscal year, Anthony J. Tomasello, Robert M. Waller, David J. Schoonmaker (from October 1, 2002 to July 7, 2003) and Kevin J. McManus (from and after July 7, 2003) served on the Compensation Committee and participated in the deliberations concerning executive officer compensation. None of these persons serve on the compensation committee of any other company.

Compensation Committee Report on Executive Compensation

The Compensation Committee is responsible for establishing the Company’s compensation philosophy and policies, setting the terms of and administering its option plans, reviewing and approving employment contracts and salary recommendations for the Company’s executive officers and setting the compensation for the chief executive officer. The Company’s overall compensation philosophy is to align the financial interests of management with those of the Company’s stockholders, taking into account the Company’s expectations for growth and profitability, the necessity to attract and retain the best possible executive talent and to reward its executives commensurate with their ability to enhance stockholder value. Accordingly, the Smith Employment Agreement provides for compensation consisting of base salary, stock options and a bonus based upon achieving certain earnings goals. The Compensation Committee believes that providing executives with opportunities to acquire significant stakes in the Company’s growth and prosperity through grants of stock options and other incentive awards will enable the Company to attract and retain executives with the outstanding managerial abilities essential to the Company’s success, motivate these executives to perform to their full potential and enhance stockholder value.

Mr. Smith’s compensation as the Company’s President and Chief Executive Officer during the 2003 fiscal year was based on the compensation structure set forth in the Smith Employment Agreement, which provides for a base salary of $125,000 and incentive bonuses based on the Company’s financial performance. In addition, as a further incentive, Mr. Smith was granted an option under the 1992 Plan to purchase 75,000 shares of Common Stock at an exercise price of $0.33 per share, which was the per share closing price of the Common Stock on June 8, 2000, the date the option was granted. The option vested over a three-year period in order to align Mr. Smith’s interest with improving the Company’s performance and improving the trading price of the Common Stock. The terms of Mr. Smith’s employment were determined after consideration and analysis of, among other things, the Company’s performance history and the relationship of that performance to internal projections and targets; average cash and other compensation and equity positions of chief executive officers of selected companies deemed by the Compensation Committee to be comparable; and Mr. Smith’s central role in the Company’s operating results.

The Compensation Committee believes that its current policies have been and will continue to be successful in aligning the financial interests of the executive officers with those of the Company’s stockholders and the Company’s performance. Nevertheless, the Compensation Committee intends to continue to review whether and how to modify its policies to further link executive compensation with both individual and the Company’s performance.

Stephen B. Koenigsberg

Anthony J. Tomasello

Audit Committee Report

The Audit Committee is currently composed of two directors, all of whom are independent in accordance with the existing requirements of NASDAQ’s listing requirements. The Audit Committee operates under a written charter adopted by the Board on January 22, 2001, in accordance with applicable rules of the SEC. A copy of the charter was attached to the Company’s proxy statement filed with the SEC on April 2, 2001. The Audit Committee’s general role is to assist the Board in overseeing the Company’s financial reporting process and related matters. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The Audit Committee’s responsibility is to monitor and oversee that process. The Audit Committee also recommends to the Board the selection of the Company’s independent accountants.

The Audit Committee has reviewed and discussed with management the Company’s financial statements as of and for the fiscal year ended September 30, 2003. The Audit Committee has discussed with the independent public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the Audit Committee has received the written disclosures and a letter from the Company’s independent accountants, Ernst & Young, LLP (“Ernst & Young”), required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with Ernst & Young the issue of its independence from the Company.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

Kevin J. McManus

Stephen B. Koenigsberg

Common Stock Performance Graph

The following performance graph compares the performance of the Common Stock to the S&P 500 Stock Index and to a peer group of other public companies. The Peer Group Index is comprised of New York Stock Exchange, American Stock Exchange and NASDAQ-listed companies having the standard industry classification codes 4950-4959. The graph assumes that the value of the investment in the Common Stock and each Index was $100.00 at September 30, 1998, and that all dividends were reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG 3CI COMPLETE COMPLIANCE CORPORATION, THE S & P 500 INDEX
AND A PEER GROUP

*                                         $100 invested on 9/30/98 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

Certain Relationships and Related Transactions

Stericycle and WSI

Three of the five directors currently serving on the Board are also employees, officers and/or directors of Stericycle and WSI.  Mark C. Miller, the Company’s Chairman of the Board, currently serves as President and Chief Executive Officer and as a director of Stericycle and WSI. Anthony J. Tomasello, who is a director of the Company and serves on the Compensation Committee, is currently an employee of Stericycle and previously served as Stericycle’s Executive Vice President and Chief Technical Officer.  Frank J. M. ten Brink, a director and member of the Company’s Audit Committee from September 1998 to July 2003, serves as Stericycle’s Executive Vice President and Chief Financial Officer and as a Vice President and Director of WSI.  Jack W. Schuler, who served as a director and the Chairman of the Board of the Company until his resignation in April 2004, serves as Chairman of the Board of Stericycle.

On September 30, 1998, Stericycle acquired 100% of the stock of WSI for $10 million (the “Stericycle Purchase”).  As a result of the Stericycle Purchase, WSI became a wholly owned subsidiary of Stericycle. At the time of the Stericycle Purchase, WSI directly owned 5,104,448 shares of Common Stock, 7,000,000 shares of Series B Preferred Stock and 750,000 shares of Series C Preferred Stock.  On December 19, 2002, WSI acquired an additional 541,286 shares of Common Stock upon the exercise of a warrant (the “WSI Warrant”) to purchase Common Stock previously granted by the Company to WSI as consideration for WSI’s agreement to extend the maturity date to January 1, 2001 of that certain Amended and Restated Secured Promissory Note dated October 1, 1998, as amended, executed by the Company in favor of WSI (the “WSI Note”). Pursuant to the WSI Warrant, WSI purchased shares of Common Stock at an exercise price of $0.10 per share. According to a Schedule 13D/A filed by WSI with the SEC on January 6, 2003, Stericycle provided the funds used by WSI to exercise the WSI Warrant.

The Shepherd Transactions

In addition to its ownership of WSI, Stericycle directly owns 932,770 shares of Common Stock, which it purchased on May 1, 2002 from James H. Shepherd, James Michael Shepherd and Richard T. McElhannon (the “Shepherd Parties”) pursuant to a Purchase Agreement dated as of April 30, 2002 (the “Shepherd Purchase Agreement”). According to a Schedule 13D/A filed by Stericycle with the SEC on May 9, 2002, Stericycle purchased and was assigned (i) certain profit-sharing rights, put rights and other rights of the Shepherd Parties under the Settlement Agreement, effective January 10, 1996, by and among the Company, the Shepherd Parties, WSI and certain former directors and officers of the Company (the “Shepherd Settlement Agreement”), (ii) the Shepherd Parties’ interest in all security agreements, mortgages and other instruments securing the Company’s obligations to the Shepherd Parties under the Shepherd Settlement Agreement and (iii) 932,770 shares of Common Stock owned by the Shepherd Parties. Stericycle paid $1,860,920 to the Shepherd Parties for such shares and interests, which was not specifically allocated among the shares and interests.

The Company entered into the Shepherd Settlement Agreement to settle a suit filed in June 1995 by the Shepherd Parties against the Company, WSI and certain former directors and officers of the Company. The Shepherd Parties were former stockholders of Med-Waste Disposal Service, Inc. (“Med-Waste”), a company acquired by the Company on August 9, 1994. Pursuant to the Shepherd Settlement Agreement, the Company (i) issued to the Shepherd Parties 250,000 shares of Common Stock; (ii) was obligated to pay to the Shepherd Parties on a monthly basis 20% to 55% of the pre-tax profits (as defined in the Shepherd Settlement Agreement) attributable to the assets previously acquired from Med-Waste (the “Profit-Sharing Rights”); and (iii) was obligated to repurchase 670,470 shares of Common Stock held by the Shepherd Parties for $2.50 per share in certain events, including the Company’s bankruptcy or if WSI ceased to be the largest beneficial holder of Common Stock (the “Put Right”). Before Stericycle’s purchase of such rights in May 2002, the Company was paying to the Shepherd Parties 50% of the pre-tax profits attributable to the Med-Waste assets now owned by the

Company, or $201,218.99 and $246,764.48 in 2000 and 2001, respectively. Pursuant to the Shepherd Settlement Agreement, this percentage would be reduced to 20% if the per share market price of the Common Stock averages at least $2.50 over 42 consecutive trading days. This condition has not been satisfied.

The Put Right has never been exercised, and the Company does not believe that an event has occurred that would obligate the Company to purchase the 670,470 shares of Common Stock pursuant to the Put Right. Stericycle has agreed, pursuant to an Agreement dated as of September 30, 1998, by and among the Company, WSI and Stericycle, that if the Put Right is ever exercised, it would cause WSI to assume financial responsibility for satisfying the repurchase of the 670,470 shares of Common Stock subject to the Put Right either directly or by advancing such sums to the Company as may in WSI’s discretion be appropriate to enable the Company to satisfy the repurchase.

On May 1, 2002, the Shepherd Parties assigned the Profit-Sharing Rights and the Put Right to Stericycle pursuant to the Shepherd Purchase Agreement. The Company and Stericycle subsequently agreed, pursuant to a letter agreement dated May 23, 2002 (the “Letter Agreement”), that the Company would pay Stericycle a fixed amount of $23,000 per month, in lieu of 50% of the pre-tax profits of the Med-Waste division, until mutually agreed otherwise or the expiration of the Profit-Sharing Rights pursuant to the Shepherd Settlement Agreement. The Letter Agreement states that the Company anticipated that reductions in payroll expense for the Med-Waste division and the division’s integration into the Company would increase the net income of the division, such that the $23,000 monthly payment would represent less than 50% of the division’s pre-tax profits, which was what the Company was then paying to the Shepherd Parties.

As of September 30, 2003, since the Shepherd Parties’ assignment of the Profit-Sharing Rights to Stericycle, the Company has paid to Stericycle a total of $414,000 in connection with the Profit-Sharing Rights, of which $276,000 was paid during the year ended September 30, 2003. The obligations of the Company to Stericycle, as the assignee of the Shepherd Parties’ rights and obligations under the Shepherd Settlement Agreement, are secured by a security interest in most of the assets of the Company, which, pursuant to the Shepherd Settlement Agreement, holds a priority over the security interest of WSI in such assets under the WSI Note.

Under the Shepherd Settlement Agreement, unless the per share market price of the Company’s Common Stock exceeds $2.50 for 42 consecutive trading days, the Profit-Sharing Rights will only expire if the Company chooses to exercise its option (which may be exercised on or at any time after January 10, 2004). This option is to pay to Stericycle an amount equal to 670,470 multiplied by the amount by which $2.50 exceeds the 42-day moving average of the trading price of the Common Stock on the date of such payment. Upon the expiration of the Profit-Sharing Rights, the Put Right would also expire.

Preferred Stock Dividends

As of August 1, 2004, WSI owned 5,645,734 shares of Common Stock, which represent 57.97% of the issued and outstanding shares of Common Stock, and such additional number of shares of Common Stock as shall be issued upon determination of the appropriate conversion rate of the 7,750,000 shares of Preferred Stock, which converted into Common Stock on April 6, 2003.  As of August 1, 2004, Stericycle owned directly and indirectly through WSI 6,578,504 issued and outstanding shares of Common Stock, which represent 67.54% of the issued and outstanding shares of Common Stock, and indirectly through WSI such additional number of shares of Common Stock as shall be issued upon determination of the appropriate conversion rate of the 7,750,000 shares of Preferred Stock, which converted into Common Stock on April 6, 2003.

There is a unanimous written consent of the Board dated as of December 31, 2002, that declares a $0.0208 per share dividend on the Preferred Stock, which totaled $161,158 and represented the undeclared dividends accrued through that date. This unanimous consent declaring this dividend called for payment in cash from funds legally available for the payment of dividends as and when the Board may direct by further resolution.

However, this unanimous consent is not executed by all of the individuals who were elected members of the Board at the date of such consent.

On December 11, 2003, the Company obtained an opinion of counsel expert in Delaware corporate law that (i) the declarations of dividends on the Preferred Stock had not been effective to declare and obligate the Company to pay such dividends, and (ii) since pursuant to the terms and conditions of the respective Certificates of Designations governing the Preferred Stock, all of the outstanding Preferred Stock automatically converted into shares of Common Stock on April 6, 2003, dividends cannot now be declared and paid on the Preferred Stock. Accordingly, the Company has removed (a) the dividends payable on the Preferred Stock as a current liability on the Company’s balance sheets and as an adjustment of net income (loss) applicable to common shareholders on the statements of operations, and (b) the Preferred Stock Dividends as a line item on the Company’s statements of shareholders’ equity and statements of cash flows.

WSI, Stericycle and the three members of the Board who are affiliated with WSI and Stericycle have advised the Company that they believe that the Company is obligated to pay the dividends that the Company has recorded as payable on the Preferred Stock, under the circumstances described in the Board resolutions declaring such dividends (i.e., as and when the Board may direct), and that this obligation is unaffected by the Agreement to Defer Conversion. Due to the announced position of WSI, Stericycle and the members of the Board who are affiliated with WSI and Stericycle on the Preferred Stock Dividends, the Company has determined the aggregate amount of the Preferred Stock Dividends ($2,203,717) to be a contingent liability.

Conversion Rate of the Preferred Stock

Prior to April 6, 2003, WSI and Stericycle asserted that the conversion rate of the Preferred Stock is such that each share of Preferred Stock is convertible into that number of shares of Common Stock determined by dividing $7,000,000 (with respect to the Series B Preferred Stock) or $750,000 (with respect to the Series C Preferred Stock) by the market value of the Common Stock on the date of conversion. On April 6, 2003, the per share closing price of the Common Stock was $0.21. Accordingly, the Company would have issued 36,904,761 shares of Common Stock upon conversion of the Preferred Stock under this interpretation, which would have increased WSI’s ownership percentage to 91.2% of the outstanding shares of Common Stock and the combined WSI and Stericycle ownership percentage to 93.2%.

WSI and Stericycle’s interpretation of the conversion rate is contrary to the Company’s interpretation of the conversion rate. Based on (i) the Certificates of Designations governing the Preferred Stock, (ii) certain documents executed contemporaneously with the issuance of the Preferred Shares and (iii) the intent of the parties at the time of issuance of the Preferred Stock and the execution of these documents, the Company believes that the appropriate conversion rate is the per share market value of the Common Stock on the conversion notice date, less $1.00 per share, but that the conversion rate shall not be less than $1.00 per share (the “Agreed Maximum Conversion Rate”). Under this interpretation, since the per share market value of the Common Stock was less than $1.00 on April 6, 2003, the Company would have issued 7,750,000 shares of Common Stock upon conversion of the Preferred Stock, which would have increased WSI’s ownership percentage to 76.6% of the outstanding shares of Common Stock and the combined WSI and Stericycle ownership percentage to 81.9%.

The Company has not issued any shares of Common Stock and has not recorded any increase in the outstanding Common Stock relative to the conversion of the Preferred Stock. On April 2, 2003, the Company, WSI and Stericycle entered into the Agreement to Defer Conversion, pursuant to which all parties agreed that the Company will not issue any Common Stock upon conversion of the Preferred Stock until a judicial judgment as to the appropriate conversion rate has become final and non-appealable.

Judicial Filings Regarding the Conversion Rate of the Preferred Stock

On May 9, 2003, the Company filed a declaratory judgment action in the 269th District Court in Harris

County, Texas (the “Court”) seeking a judicial determination of the appropriate conversion rate of the Preferred Stock. The Company filed the declaratory judgment action in connection with James T. Rash, et. al. v. Waste Systems, Inc. (the “1995 Action”), which was the original proceeding pursuant to which the Preferred Stock was issued by the Company.

Following a hearing in the 1995 Action and for jurisdictional reasons, the Company elected to initiate a new action (the “2003 Action”), and on August 22, 2003, filed an original petition for declaratory judgment and to enforce the Settlement Agreement, dated July 17, 1997, pursuant to which the Preferred Stock was issued. In this petition, the Company requests the Court establish the conversion rate of the Preferred Stock to be the Agreed Maximum Conversion Rate and confirm the issuance of no more than 7,750,000 shares of Common Stock to WSI as of April 6, 2003.

On October 3, 2003, WSI filed a motion to enforce judgment in the 1995 Action and to have the Court declare that the Preferred Stock is convertible into 36,904,761 shares of Common Stock. The Company opposed WSI’s motion to enforce the judgment. Following a hearing, the Court abated WSI’s motion on November 10, 2003.

On October 24, 2003, Don Smith, Ghere-Smith Interests, Inc., Tidel Technologies, Inc. f/k/a American Medical Technologies, Inc., Jim Rash, individually and in his capacity as representative of the certified class of minority shareholders of 3CI, and Larry Robb, individually and as proposed co-representative of the same certified class (collectively, the “Minority Stockholders”), answered and/or intervened in the 2003 Action, cross-claimed against WSI and filed a third-party petition against Stericycle.

The Minority Stockholders have asserted, on behalf of all minority stockholders of the Company, many of the same claims of fraud, breach of fiduciary duty, unjust enrichment and other acts of minority stockholder oppression, as they have alleged in the Louisiana Suit (as defined and discussed below). In addition, the Minority Stockholders have asked the Court to deny the Company’s request for declaratory relief, find that Stericycle and WSI have abused their duties to the minority stockholders and declare that Stericycle and WSI, among other things, (i) forfeit all fees, payments, dividends, warrants, preferred stock, common stock, profit shares and all other forms of value which Stericycle and WSI have extracted from the Company and its minority owners, (ii) pay actual damages of at least $28 million and reasonable punitive damages, and (iii) buy the capital stock of the minority stockholders of the Company at the relative value of the Company’s shares to Stericycle’s shares at the time Stericycle gained control over the Company, i.e. one share of Stericycle common stock for every five shares of Common Stock.

On December 3, 2003, Stericycle filed its original answer to the Minority Stockholders’ third-party petition, and on December 24, 2003, WSI filed its answer and counter-petition in the 2003 Action. In their respective filings, Stericycle and WSI have denied all material allegations and reasserted their claims that the Preferred Stock is convertible into 36,904,761 shares of Common Stock. The parties are currently conducting discovery in the 2003 Action.

As of September 4, 2003, the full Board unanimously appointed a Special Committee comprised of the independent directors on the Board who are not affiliated with Stericycle or WSI.  The Special Committee was initially established to act on behalf of the Company in connection with the Company’s dispute with WSI and Stericycle as to the appropriate conversion rate of the Preferred Stock.

Louisiana Minority Stockholder Litigation

On June 20, 2002, Larry F. Robb, individually, on behalf of a class comprised of the Company’s minority stockholders, and derivatively on behalf of the Company (collectively, the “Louisiana Plaintiffs”), filed cause no. 467704-A, Robb et al. v. Stericycle, Inc. et al., in the First Judicial District Court, Caddo Parish, Louisiana (the “Louisiana Suit”). In this suit, the Louisiana Plaintiffs assert numerous claims of minority stockholder oppression, breach of fiduciary duty and unjust enrichment against Stericycle, the four affiliates of Stericycle who are or were directors of the Company, and the President and Chief Executive Officer of the Company (collectively, the “Louisiana Defendants”).

The Louisiana Plaintiffs contend that since Stericycle’s acquisition of WSI in September 1998, Stericycle has unfairly and improperly exercised control over the Company to the detriment of the Company’s minority stockholders in contravention of various contractual, common law and statutory duties. Among other things, the Louisiana Plaintiffs allege that the Louisiana Defendants have (i) deprived the Company of revenues by imposing unfavorable loan obligations and avoidable expenses on the Company; (ii) usurped the Company’s business and business opportunities and diverted its assets for Stericycle’s benefit; and (iii) depressed the value of the Common Stock. The Louisiana Plaintiffs further allege that Stericycle has breached an agreement entered into for the protection of the Company’s minority stockholders in connection with Stericycle’s acquisition of WSI.

Based on these and other allegations, the Louisiana Plaintiffs seek to recover actual and punitive damages and a variety of equitable and other relief, including forfeiture or rescission of various disputed transactions, a constructive trust of all benefits Stericycle has derived on business usurped from the Company or not offered to the Company and an order requiring Stericycle to buy the capital stock of the minority stockholders of the Company at the relative value of the Company’s shares to Stericycle’s shares at the time Stericycle gained control over the Company, i.e. one share of Stericycle common stock for every five shares of the Company’s Common Stock.

On or about October 27, 2003, the Louisiana Plaintiffs filed their First Amended Petition adding the Company as a derivative defendant. The Company has not yet answered this petition.

As of January 8, 2004, the Board expanded the authority of the Special Committee such that the Special Committee now has the exclusive power and authority on behalf of the Company to (i) make all inquiries, conduct all investigations and gather all information related to the Louisiana Suit, the 1995 Action and the 2003 Action, or any actions or proceedings related to any of the foregoing; (ii) make or approve all decisions of the Company related to the Louisiana Suit, the 1995 Action and the 2003 Action, including the Company’s filing, amending, maintaining, prosecuting or settling of any legal proceedings related to such suits; and (iii) exercise such other power and authority that may be exercised by the full Board with regard to the foregoing. The Special Committee is composed of Stephen B. Koenigsberg and Kevin J. McManus, who are the independent directors on the Board not affiliated with Stericycle or WSI.  Robert M. Waller, previously a member of the Special Committee, for personal reasons, resigned from the Board of Directors on March 11, 2004.  The Special Committee has appointed legal counsel to assist it in its investigation of the Louisiana Plaintiffs’ allegations and to gather all information related to the Louisiana Suit.

In June 2004, the Louisiana Plaintiffs filed a motion to certify the Louisiana Suit as a class action and served discovery relating to the request for class certification on all parties, including the Company.  In response, the Company, at the direction of the Special Committee, filed a motion with the Louisiana court to stay all proceedings in the litigation (including discovery) pending the completion of the Special Committee’s investigation.  After a hearing on the motion in June 2004, the court extended the Company’s deadline for responding to the Louisiana Plaintiffs’ discovery pending completion of the Special Committee’s investigation, but allowed the other parties to proceed with discovery in the interim.  The Company does not have sufficient information to predict the outcome of the Louisiana Suit.

Loans from WSI

The Company has historically financed its working capital needs, capital expenditures and acquisitions in part from advances from WSI. As of September 30, 2003 and June 30, 2004, the Company owed WSI the aggregate principal amounts of $2,425,645 and $1,587,213, respectively, pursuant to the terms of the WSI Note.

Other Transactions

In June 1999, the Company entered into a lease agreement with LaSalle National Leasing Corporation for the financing and lease by the Company of certain transportation equipment in connection with the hauling of medical waste. The Company’s obligations under this lease are guaranteed by Stericycle. The term of the lease was four years, and the total amount to be paid by the Company over the lease term was $3,000,000. The lease expired on December 1, 2003, at which time, the Company exercised an option to purchase the equipment, and the lease was paid in full. During the fiscal year ended September 30, 2003, the Company had paid $96,134 under the lease.

Prior to November 26, 2003, the Company’s excess umbrella liability insurance was provided under Stericycle’s umbrella liability insurance policy. The Company accrued $15,761, and $16,067 for this coverage in the fiscal years ended September 30, 2002 and 2001, respectively, and such accruals are included in the Company’s selling, general and administrative expenses. Subsequent to September 30, 2003, the Company added its own excess umbrella insurance coverage and no longer is covered under Stericycle’s excess umbrella liability insurance policy.

In September 2003, the Board elected Donald P. Zima as the Company’s Chief Financial Officer, Treasurer and Secretary. From July 2003 to September 2003, Mr. Zima served as the Company’s acting Chief Financial Officer. Prior to that, Mr. Zima served as the Vice President and Chief Financial Officer of Scherer Healthcare, Inc. (“Scherer”), a publicly owned corporation providing waste management services and consumer healthcare products, which was acquired by and became a wholly owned subsidiary of Stericycle in January 2003. Since January 2003, Mr. Zima has been employed by Stericycle and is receiving salary, health insurance and other employee benefits from Stericycle.  On June 30, 2003, in connection with Mr. Zima commencing work for the Company, Mr. Zima and Stericycle agreed that Stericycle would continue to pay the salary, health insurance and other employee benefits that Mr. Zima received as Chief Financial Officer of Scherer until otherwise determined by Stericycle. Since July 2003, these expenses have been billed to, and paid by, the Company on a monthly basis. After a discussion between the members of the Board and Mr. Zima, Messrs. Waller, Koenigsberg and McManus, the directors then serving on the Board who were not affiliated with Stericycle, determined Mr. Zima’s relationship with Stericycle did not present a conflict of interest such that Mr. Zima could not fulfill his fiduciary duties as an officer of the Company.

The Company no longer treats any of the waste that it collects or transports and, since December 2001, has contracted with Stericycle to provide treatment and disposal services for the medical waste collected and transported by the Company from its customers. This waste is currently treated at Stericycle’s facilities located in Conroe, Texas, Memphis, Tennessee and Reserve, Louisiana. The fees remitted by the Company to Stericycle for these services are paid currently in accordance with 30-day payment terms and totaled $1,960,091, $2,598,399 and $1,144,378 for the fiscal years ended September 30, 2003, 2002 and 2001, respectively. The Company’s management determined that it was more cost-effective for the Company to outsource these treatment services instead of performing these services internally because of increased regulatory compliance costs associated with owning and operating treatment facilities.

The Company selected Stericycle to provide its treatment and disposal services because of Stericycle’s fee structure and because of the number and location of Stericycle’s treatment and disposal facilities. Although Stericycle currently treats and disposes of all of the waste that the Company collects, the Company believes there is ample treatment and disposal capacity with other third-party entities in the areas in which the Company does business. Further, the Company believes that if for any reason the Company or Stericycle chose not to continue to have Stericycle perform the Company’s treatment and disposal services, the Company could contract with other vendors for these services on substantially the same terms and conditions that it now has with Stericycle. However, there can be no assurance that agreements for these services with other third-party providers could be entered into quickly or at as low a cost as the Company currently experiences, and any substantial delay or cost increase with new third-party providers could have a material adverse effect on the Company’s operations and financial condition. The Company continually monitors the costs and benefits of (i) its contractual relationships for treatment and disposal services and (ii) outsourcing its customers’ treatment and disposal services versus internally performing those services.

In 2002, Stericycle began providing long-haul transportation services to the Company. The fees for these services totaled $695,020 and $912,642 for the fiscal years ended September 30, 2003 and 2002, respectively. The Company’s management determined that it was more cost-effective for the Company to outsource these long-haul transportation services instead of performing these services internally.

The Company selected Stericycle to provide long-haul transportation because of Stericycle’s fee structure and its service capability in the Company’s operating territory.  Although Stericycle currently provides long-haul transportation for all of the waste that the Company collects, the Company believes there are other third-party entities in the areas in which the Company does business that can provide such transportation. Further, the Company believes that if for any reason the Company or Stericycle chose not to continue to have Stericycle perform the Company’s long-haul transportation, the Company could contract with other vendors for these services on substantially the same terms and conditions that it now has with Stericycle. However, there can be no assurance that agreements for these services with other third-party providers could be entered into quickly or at as low a cost as the Company currently experiences, and any substantial delay or cost increase with new third-party providers could have a material adverse effect on the Company’s operations and financial condition. The Company continually monitors the costs and benefits of (i) its contractual relationships for long-haul transportation services and (ii) outsourcing long-haul transportation versus internally performing those services.

In May 2002, the Company sold certain treatment equipment to Stericycle in exchange for a $76,000 reduction in the principal balance of the WSI Note.  In June 2003, the Company also sold certain trucks and trailers to Stericycle in exchange for a $347,727 reduction in the principal balance of the WSI Note.

The Company’s independent auditors, Ernst & Young, are also the independent auditors of Stericycle.

Independent Public Accountants

The Board appointed the certified public accounting firm of Ernst & Young to examine the Company’s financial statements for the fiscal year ending September 30, 2003. Ernst & Young has served as the Company’s independent auditors since September 10, 1999.

Before engaging Ernst & Young, the Company had not consulted with that firm in any matter regarding either the application of accounting principles to a completed transaction or the type of audit that might be reached on the Company’s financial statements.

The Company anticipates that representatives of Ernst & Young will participate in the Annual Meeting, may make a statement if they desire to do so and will be available to respond to appropriate questions concerning the Company’s financial statements.

Audit Fees.  The aggregate fees billed by Ernst & Young for professional services rendered in connection with its audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2002 and its review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q during the 2002 fiscal year were approximately $135,000. The aggregate fees billed by Ernst & Young for professional services rendered in connection with its audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and its review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q during the 2003 fiscal year were approximately $112,100.

Audit Related Fees.  Ernst & Young did not bill the Company for any fees during the years ended September 30, 2002 and 2003 for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and that are not included in the preceding paragraph.

Tax Fees.  Ernst & Young did not bill the Company for any fees during the years ended September 30, 2002 and 2003 for services rendered relating to tax compliance, tax advice and tax planning.

All Other Fees.  Ernst & Young did not bill the Company during the years ended September 30, 2002 and 2003 for products and services, other than the services referred to in the preceding paragraphs.

In accordance with policies adopted by the Company’s Audit Committee, all audit and non-audit related services to be performed by the Company’s independent public accountants must be approved in advance by the Audit Committee or by a designated member of the Audit Committee.

Changes in the Board

In July 2003, David J. Schoonmaker and Otley L. Smith III resigned from the Board, and Stephen B. Koenigsberg and Kevin J. McManus were subsequently appointed to the Board to fill the vacancies and elected in September 2003 to full terms.  Robert M. Waller and Jack W. Schuler resigned from the Board in March 2004 and April 2004, respectively.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of its equity securities (the “Reporting Persons”) to file reports of ownership and reports of changes in ownership of such equity securities with the SEC.  Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of forms and written representations received from the Reporting Persons by it with respect to the fiscal year ended September 30, 2003, the Company believes that all filing requirements applicable to the Company’s officers, directors and greater than 10% stockholders have been met, except with respect to the Initial Statement of Beneficial Ownership on Form 3 and the Statement of Changes in Beneficial Ownership on Form 4 for Otley L. Smith III, which were filed late.

Other Matters

The Board does not know of any other matters that may come before the Annual Meeting; however, if any other matters are properly presented to the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their best judgment on such matters.

The Company expects to hold the 2005 annual meeting on or about September 7, 2005.  A stockholder who intends to present a proposal at the 2005 annual meeting of stockholders for inclusion in the Company’s 2005 proxy statement relating to that meeting must submit such proposal by April 13, 2005.  For the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the SEC, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to the Company’s principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

The Company’s Annual Report for the fiscal year ended September 30, 2003 is being furnished with this Proxy Statement and was filed on Form 10-K with the SEC on January 21, 2004.

By Order of the Board of Directors

/s/ Mark C. Miller

Mark C. Miller
Chairman of the Board of Directors

Dated: August 11, 2004

Exhibit A

2004 Stock Incentive Plan

AMERICAN 3CI
2004 STOCK INCENTIVE PLAN

1.             ESTABLISHMENT OF PLAN.  The Company establishes the American 3CI 2004 Stock Incentive Plan as set forth herein, effective as provided in Section 17 hereof.  Options granted under the Plan shall be subject to the terms and conditions of the Plan as set forth herein, as it may be amended from time to time.

2.             PURPOSE.  The purposes of the Plan are (i) to attract and retain for the Company the best available personnel, (ii) to provide performance incentives to Employees, Directors and Consultants and to increase their interest in the Company’s welfare, and (iii) to promote the success of the business of the Company.

3.             DEFINITIONS.  As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

(a)           “Award” means any right granted under the Plan, including an Option and a Restricted Stock Award, whether granted singly or in combination, to a Grantor pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Change in Control” of the Company means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 90 percent or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, consolidation, or other business combination (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 90 percent or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

(d)           “Chief Executive Officer” means the individual serving at any relevant time as the chief executive officer of the Company.

(e)           “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.  Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

(f)            “Committee” means the committee, as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee such be in existence at any relevant time), the term “Committee” for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements with respect to Awards granted under the Plan.

(g)           “Common Stock” means the Common Stock, $.01 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

(h)           “Company” means 3CI Complete Compliance Corporation, dba American 3CI, a Delaware corporation.

(i)            “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company to render consulting or advisory services to the Company and who is a “consultant or advisor” within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act.

(j)            “Continuous Service” means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant is not interrupted or terminated.  Except as otherwise provided in a particular Option Agreement or Restricted Stock Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company in any capacity of Employee, Director or Consultant.  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

(k)           “Covered Employee” means the Chief Executive Officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to shareholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

(l)            “Director” means a member of the Board.

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(m)          “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.  For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.  Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(n)           “Employee” means any person, including an Officer or Director, who is employed by the Company.  The provision of compensation by the Company or an Affiliate to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.  Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(p)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, or reported on the Over-the-Counter Bulletin Board published by the National Quotation Bureau, Inc., the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) or reported on the Over-the-Counter Bulletin Board on the day of determination (or if no such price or bid is reported on that day, on last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii)           In the absence of any such established markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

(q)           “Grantee” means an Employee, Director or Consultant to whom an Award has been granted under the Plan, including an Option.

(r)            “Incentive Stock Option” means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

(s)           “Non-Employee Director” means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to

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which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(t)            “Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

(u)           “Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

(v)           “Option” means a stock option granted pursuant to the Plan to purchase a specified number of shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

(w)          “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

(x)            “Optionee” means an individual to whom an Option has been granted under the Plan.

(y)           “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an “affiliated corporation” at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(z)            “Plan” means this American 3CI 2004 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

(aa)         “Qualifying Shares” means shares of Common Stock which either (i) have been owned by the Grantee for more than six (6) months and have been “paid for” within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Grantee in the public market.

(bb)         “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and successor to Regulation S-K.  Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

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(cc)         “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 11(a) of this Plan and set forth in the related Restricted Stock Agreement.

(dd)         “Restricted Stock Agreement” means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Grantee, including any amendments thereto.  Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

(ee)         “Restricted Stock Award” means an Award granted under Section 10 of this Plan of shares of Common Stock issued to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

(ff)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

(gg)         “Section” means a section of the Plan unless otherwise stated or the context otherwise requires.

(hh)         “Securities Act” means the Securities Act of 1933, as amended, and any successor statute.  Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(ii)           “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

4.             INCENTIVE AWARDS AVAILABLE UNDER THE PLAN.  Awards granted under this Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, and (c) Restricted Stock Awards.

5.             SHARES SUBJECT TO PLAN. Subject to adjustment pursuant to Section 11(a) hereof, the total amount of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 500,000 shares.  Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled, or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan.  At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. Nothing in this Section 5 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Common Stock previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and

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nonassessable.  The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.

6.             ELIGIBILITY.  Awards other than Incentive Stock Options may be granted to Employees, Officers, Directors, and Consultants.  Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees).  The Committee in its sole discretion shall select the recipients of Awards.  A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan.  The grant of an Award to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

7.             LIMITATION ON INDIVIDUAL AWARDS.  Subject to the provisions of Section 11(a), the maximum number of shares of Common Stock that may be subject to Awards granted to any one person under the Plan shall not exceed 195,000 shares of Common Stock.  The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options that are canceled or repriced.

8.             TERMS AND CONDITIONS OF OPTIONS.  The Committee shall determine (a) whether each Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option and (b) the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment,  and all other terms and conditions of the Option, subject to the following:

(a)           Form of Option Grant.  Each Option granted under the Plan shall be evidenced by a written Option Agreement in such form (which need not be the same for each Optionee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

(b)           Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee.  The Option Agreement evidencing the Option will be delivered to the Optionee with a copy of the Plan and other relevant Option documents, within a reasonable time after the date of grant.

(c)           Exercise Price.  The exercise price of a Non-Qualified Stock Option shall be not less than 85% of the Fair Market Value of the shares of Common Stock on the date of grant of

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the Option.  The exercise price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option.  The exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option.

(d)           Exercise Period.  Options shall be exercisable within the time or times or upon the event or events determined by the Committee and set forth in the Option Agreement; provided, however, that no Option shall be exercisable later than the day prior to the expiration of five (5) years from the date of grant of the Option.

(e)           Limitations on Incentive Stock Options.  The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000.  If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options.  If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this Section 8(e), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(f)            Transferability of Options.  Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, that the Optionee may, however, designate persons who or which may exercise his Options following his death.

(g)           Acquisitions and Other Transactions.  The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan.  Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of this Plan to such grant.  The Committee also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company acquiring another entity, an interest in another entity or an additional interest whether by merger, stock purchase, asset purchase or other form of

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transaction.  Notwithstanding the foregoing provisions of this Section 8, in the case of an Option issued or assumed pursuant to this Section 8(g), the exercise price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder.

9.             EXERCISE OF OPTIONS.

(a)           Notice.  Options may be exercised only by delivery to the Company of a written exercise notice approved by the Committee (which need not be the same for each Optionee), stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased.  Such exercise notice may be part of an Optionee’s Option Agreement.

(b)           Early Exercise.  An Option Agreement may, but need not, include a provision that permits the Optionee to elect at any time while an Employee, Director or Consultant, to exercise any part or all of the Option prior to full vesting of the Option.  Any unvested shares of Common Stock received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate

(c)           Payment.  Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option), by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company). No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

(d)           Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the exercise of any Option granted under the Plan.  Prior to issuance of the shares of Common Stock upon exercise of an Option, the Optionee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable.  Upon exercise of an Option, the Company shall withhold or collect from the Optionee an amount sufficient to satisfy such tax withholding obligations.

(e)           Exercise of Option Following Termination of Continuous Service.

(i)            An Option may not be exercised after the expiration date of such Option set forth in the Option Agreement and may be exercised following the termination of an Optionee’s Continuous Service only to the extent provided in the Option Agreement.

(ii)           Where the Option Agreement permits an Optionee to exercise an Option following the termination of the Optionee’s Continuous Service for a specified period,

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the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

(iii)          Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of an Optionee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

(iv)          The Committee shall have discretion to determine whether the Continuous Service of an Optionee has terminated and the effective date on which such Continuous Service terminates and whether the Optionee’s Continuous Service terminated as a result of the Disability of the Optionee.

(f)            Limitations on Exercise.

(i)            The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent Optionee from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

(ii)           The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise.  The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

(iii)          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

(g)           Modification, Extension And Renewal of Options .  The Committee shall have the power to modify, cancel, extend or renew outstanding Options and to authorize the grant of new Options and/or Restricted Stock Awards in substitution therefor (regardless of whether any such action would be treated as a repricing for financial accounting or other purposes), provided that (except as permitted by Section 11 of this Plan) any such action may not, without the written consent of any Optionee, impair any rights under any Option previously granted to such

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Optionee.  Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

(h)           Privileges of Stock Ownership.  No Optionee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Option until such Option is properly exercised and the purchased shares are issued and delivered to the Optionee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.  No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

10.           TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.  Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Section 10.

(a)           Forfeiture Restrictions.  Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”).  The Forfeiture Restrictions shall be determined by the Committee, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

(b)           Restricted Stock Awards.  At the time any Restricted Stock Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Agreement setting forth each of the matters addressed in this Section 10 and such other matters as the Committee may determine to be appropriate.  Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award or by a book entry account with the Company’s transfer agent.  The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock certificate until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock

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Award, including rules pertaining to the termination of the Grantee’s Continuous Service (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions.  Such additional terms, conditions or restrictions shall also be set forth in a Restricted Stock Agreement made in connection with the Restricted Stock Award.

(c)           Rights and Obligations of Grantee.  One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired and Grantee has satisfied all applicable federal, state and local income and employment tax withholding requirements.  Each Restricted Stock Agreement shall require that (i) the Grantee, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(d)           Restriction Period.  The Restriction Period for a Restricted Stock Award shall commence on the date of grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Award Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.

(e)           Securities Restrictions.  The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

(f)            Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award;  provided, that in the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(g)           Forfeiture of Restricted Stock.  Subject to the provisions of the particular Restricted Stock Agreement, on termination of the Grantee’s Continuous Service during the Restriction Period, the shares of Common Stock subject to the Restricted Stock Award shall be forfeited by the Grantee.  Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Grantee.  The Committee will have discretion to determine whether the Continuous Service of a Grantee has terminated and the date on which such Continuous Service terminates and whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee.

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(h)           Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion.  Notwithstanding the provisions of Section 10(g) or any other provision in the Plan to the contrary, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Grantee pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate.  Any action by the Committee pursuant to this Section 10(h) may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee.  Notwithstanding the preceding provisions of this Section 10(h), the Committee may not take any action described in this Section 10(h) with respect to a Restricted Stock Award that has been granted to a Covered Employee if such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

(i)            Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards.  Prior to delivery of shares of Common Stock upon the lapse of Forfeitures Restrictions applicable to a Restricted Stock Award, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

11.           ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

(a)           Capital Adjustments.  The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise or purchase price of such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Sections 5, 7 and 8(h) shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee.  Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)           Dissolution or Liquidation.  The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company.  Unless provided otherwise in an individual Option Agreement or Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, the Company’s repurchase rights relating to an Award have not expired or the Forfeiture Restrictions have not lapsed, any such Award that is an Option shall expire and any such Award that is a Restricted

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Stock Award shall be forfeited and the shares of Common Stock subject to such Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, such Award shall terminate immediately prior to consummation of such dissolution or liquidation.

(c)           Change in Control.  Unless specifically provided otherwise with respect to Change in Control events in an individual Option Agreement or Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each Option which is at the time outstanding under the Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option and (B) expire twenty (20) days after the Committee gives written notice to the Optionee specifying the terms and conditions of the acceleration of the Optionee’s Options, and (ii) the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow (or transferred from book entry with the Company’s transfer agent), if applicable, and delivered (subject to the Grantees’ satisfaction of the requirements of Section 10(i)) to the Grantees of the Awards free of any Forfeiture Restriction.

To the extent that an Optionee exercises his Option before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Option (subject to Optionee’s satisfaction of the requirements of Section 9(d)), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control.

12.           STOCKHOLDER APPROVAL.  The Company shall obtain the approval of the Plan by the Company’s stockholders to the extent required to satisfy Section 162(m) of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted.   No Award that is issued as a result of any increase in the number of shares of Common Stock authorized to be issued under the Plan may be exercised or forfeiture restrictions lapse prior to the time such increase has been approved by the stockholders of the Company, and all such Awards granted pursuant to such increase will similarly terminate if such shareholder approval is not obtained.

13.           ADMINISTRATION.  This Plan shall be administered by the Committee.  The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan.  The Committee may rescind and amend its rules and regulations from time to time.  The interpretation by the Committee of any of the provisions of this Plan or any Award granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any shares of Common Stock acquired pursuant to an Award.

14.           EFFECT OF PLAN.  Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Option Agreement

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or Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company.  Nothing contained in the Plan or in any Option Agreement, Restricted Stock Agreement, or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company to terminate such person’s Continuous Service at any time, with or without cause.

15.           NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.  Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.

16.           AMENDMENT OR TERMINATION OF PLAN.  The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Option Agreement, Restricted Stock Agreement, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required.  No Award may be granted after termination of the Plan.  Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Option Agreement or Restricted Stock Agreement) signed by the Grantee and the Company.

17.           EFFECTIVE DATE AND TERM OF PLAN.  The Plan as set forth herein shall become effective upon its adoption by the Board; provided, however that no Awards shall be granted under the Plan, as amended and restated herein, until the Plan has been approved by the Company’s stockholders.  It shall continue in effect for a term of ten (10) years unless sooner terminated by action of the Board.

18.           SEVERABILITY AND REFORMATION.  The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law.  Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as

14

it determines to be enforceable.  If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

19.           GOVERNING LAW.  The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.

20.           INTERPRETIVE MATTERS.  Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa.  The term “include” or “including” does not denote or imply any limitation.  The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

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3CI COMPLETE COMPLIANCE CORPORATION PROXY CARD

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders on September 7, 2004

Otley L. Smith and Stephen B. Koenigsberg, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of 3CI Complete Compliance Corporation, a Delaware corporation (the “Company”), to be held on September 7, 2004, or at any postponement or adjournment thereof.

The annual meeting of stockholders of the Company will be held at 11:00 a.m., central daylight time, on September 7, 2004, at the Dallas/Fort Worth Airport Marriott South Hotel located at 4151 Centreport Drive, Fort Worth, Texas 76155, for the purposes as indicated on the reverse.

Shares represented by this proxy will be voted by the stockholder.  If no such directions are indicated, the proxies will have authority to vote FOR the nominees listed in Proposal 1 and FOR the approval of the Company’s 2004 Stock Incentive Plan in Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be voted on reverse side.)

1.  Election of Directors

The Board of Directors recommends a vote FOR the list of nominees below.

	For	Withhold

Stephen B. Koenigsberg

Kevin J. McManus

Mark C. Miller

Frank J. M. ten Brink

Anthony J. Tomasello

2.  Approval of the Company’s 2004 Stock Incentive Plan

The Board of Directors recommends a vote FOR the approval of the Company’s 2004 Stock Incentive Plan.

For	Against	Abstain

3.  Other Matters

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

4.  Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

Date (mm/dd/yyyy)

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